3Q07 Earnings Conference Call Supplemental Materials October 24, 2007 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements
Statements
contained
contained
in
in
this
this
presentation
presentation
which
which
are
are
not
not
historical
historical
facts
facts
and
and
which
which
pertain
pertain
to
to
future
future
operating
operating
results
results
of
of
IBERIABANK
IBERIABANK
Corporation
Corporation
and
and
its
its
subsidiaries
subsidiaries
constitute
constitute
“forward-looking
“forward-looking
statements”
statements”
within
within
the
the
meaning
meaning
of
of
the
the
Private
Private
Securities
Securities
Litigation
Litigation
Reform
Reform
Act
Act
of
of
1995.
1995.
These
These
forward-looking
forward-looking
statements
statements
involve
involve
significant
significant
risks
risks
and
and
uncertainties.
uncertainties.
Actual
Actual
results
results
may
may
differ
differ
materially
materially
from
from
the
the
results
results
discussed
discussed
in
in
these
these
forward-looking
forward-looking
statements.
statements.
Factors
Factors
that
that
might
might
cause
cause
such
such
a
a
difference
difference
include,
include,
but
but
are
are
not
not
limited
limited
to,
to,
those
those
discussed
discussed
in
in
the
the
Company’s
Company’s
periodic
periodic
filings
filings
with
with
the
the
SEC.
SEC.

3 Introductory Comments

Strategic Direction
Strategic Direction
Unique Characteristics
Unique Characteristics
One Of Oldest Banks In LA -
One Of Oldest Banks In LA -
March 12, 1887
March 12, 1887
Leadership Experience Through Credit Cycles
Leadership Experience Through Credit Cycles
Extremely Limited Exposure To Sub-Prime
Extremely Limited Exposure To Sub-Prime
Very Limited Production Of Alt-A, Jumbo
Very Limited Production Of Alt-A, Jumbo
Our Markets Are Not Dependent On Vacation
Our Markets Are Not Dependent On Vacation
Homes, ARM Lending, Jumbo/Exotic Mortgages
Homes, ARM Lending, Jumbo/Exotic Mortgages
Extremely Small C&D Exposure
Extremely Small C&D Exposure
Dealing With Credit Issues Early & Aggressively
Dealing With Credit Issues Early & Aggressively
Willing To Make Long-Term Investments
Willing To Make Long-Term Investments
Markets With Good Competitive Dynamics
Markets With Good Competitive Dynamics

Strategic Direction
Strategic Direction
Change In Stock Price
Change In Stock Price
Source: Stifel Nicolaus, As Of October 19, 2007
58%
27%
45%
47%
13%
-4%
16%
-22%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006 YTD
2007
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000

6 Asset Quality

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07
% of Outstandings Commercial 47.5% 49.3% 51.7% 53.9% 54.8% 55.3%
Mortgage 23.8% 23.5% 21.4% 20.3% 17.9% 17.6%
Consumer 14.6% 13.9% 13.8% 14.8% 16.4% 16.4%
Indirect 11.2% 10.5% 10.2% 7.5% 7.4% 7.3%
Business Banking 2.6% 2.4% 2.5% 1.9% 1.9% 1.8%
Credit Cards 0.4% 0.4% 0.4% 1.6% 1.6% 1.6%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 0.19% 0.22% 0.19% 1.30% 1.02% 1.21%
Mortgage 0.76% 0.38% 0.28% 1.29% 1.06% 0.82%
Consumer 0.91% 0.80% 0.76% 0.79% 1.54% 1.39%
Indirect 0.76% 0.83% 0.90% 0.66% 0.65% 0.66%
Business Banking 1.83% 0.65% 0.58% 0.43% 0.59% 0.04%
Credit Cards 2.20% 1.31% 1.12% 0.72% 0.70% 0.94%
Total Loans 0.54% 0.41% 0.37% 1.15% 1.07% 1.11%
Louisiana 0.54% 0.41% 0.37% 0.64% 0.42% 0.41%
Pulaski n.m. n.m. n.m. 2.70% 3.02% 3.04%
Consolidated 0.54% 0.41% 0.37% 1.15% 1.07% 1.11%
*
Includes nonaccruing loans

Asset Quality
Asset Quality
NPA & Past Due Trends By Entity
NPA & Past Due Trends By Entity
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 $Chg
6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07
Last Qtr.
Nonaccrual Louisiana 4,340 $        2,904 $        2,701 $        3,100 $        2,532 $        2,994 $        462 $
Pulaski - - - 12,456 11,718 13,197 1,479
Consolidated 4,340 $        2,904 $        2,701 $        15,556 $      14,250 $      16,191 $      1,941 $
OREO & Foreclosed Assets Louisiana 287 $           1,177 $        2,008 $        2,439 $        1,769 $        1,937 $        168 $
Pulaski - - - 911 2,497 4,796 2,299
Consolidated 287 $           1,177 $        2,008 $        3,350 $        4,266 $        6,733 $        2,467 $
Accruing 90+ Days Past Due Louisiana 1,469 $        1,873 $        310 $           253 $           914 $           1,067 $        152 $
Pulaski - - - 142 1,670 4,046 2,376
Consolidated 1,469 $        1,873 $        310 $           395 $           2,584 $        5,113 $        2,529 $
Total NPAs Louisiana 6,096 $        5,954 $        5,019 $        5,793 $        5,215 $        5,998 $        782 $
Pulaski - - - 13,509 15,885 22,039
6,155
Consolidated 6,096 $        5,954 $        5,019 $        19,302 $      21,100 $      28,037 $
6,937 $
NPAs / Total Assets Louisiana 0.20% 0.19% 0.16% 0.18% 0.16% 0.17%
Pulaski n.m. n.m. n.m. 0.98% 1.15% 1.61%
Consolidated 0.20% 0.19% 0.16% 0.42% 0.45% 0.58%
30-89 Days Past Due Louisiana 5,309 $        4,261 $        5,303 $        11,060 $      6,671 $        6,197 $        (474) $
Pulaski - - - 8,055 10,592 9,030 (1,562)
Consolidated 5,309 $        4,261 $        5,303 $        19,116 $      17,263 $      15,227 $
(2,036) $
30-89 Days PDs / Loans Louisiana 0.26% 0.20% 0.24% 0.49% 0.28% 0.25%
Pulaski n.m. n.m. n.m. 1.05% 1.33% 1.05%
Consolidated 0.26% 0.20% 0.24% 0.63% 0.54% 0.46%

Asset Quality
Asset Quality
Loan Loss Reserve & Net COs
Loan Loss Reserve & Net COs
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 $Chg
6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07
Last Qtr.
Loan Loss Reserve* Louisiana 36,419 $     33,954 $     29,922 $     29,968 $     27,999 $     23,669 $     (4,329) $
Pulaski - - - 8,743 9,827 12,044 2,217
Consolidated 36,419 $     33,954 $     29,922 $     38,711 $     37,826 $     35,713 $     (2,113) $
LLR / Total Loans Louisiana 1.79% 1.56% 1.34% 1.32% 1.17% 0.95%
Pulaski n.m. n.m. n.m. 1.14% 1.24% 1.47%
Consolidated 1.79% 1.56% 1.34% 1.28% 1.19% 1.08%
Net Charge-Offs Louisiana 117 $          76 $            85 $            54 $            134 $          230 $          96 $
Pulaski - - - 110 160 190 30
Consolidated 117 $          76 $            85 $            164 $          294 $          420 $          126 $
Net COs/Avg Loans Louisiana 0.02% 0.01% 0.02% 0.01% 0.02% 0.04%
Pulaski n.m. n.m. n.m. 0.09% 0.08% 0.09%
Consolidated 0.02% 0.01% 0.02% 0.02% 0.04% 0.05%
LLR Coverage Of NPAs Louisiana 597% 570% 596% 517% 537% 395%
Pulaski n.m. n.m. n.m. 65% 62% 55%
Consolidated 597% 570% 596% 201% 179% 127%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
NPAs –
NPAs –
Versus SE Peers
Versus SE Peers
NPAs / Total Assets (%)
0.71%
0.58%
0.17%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
Peers
IBKC
IBKC-Legacy
Source: Bloomberg and company reports
SE Peers: HBHC, WTNY, UCBI, BXS, TRMK, SFNC, RNST, CADE, OZRK, SBCF, CCBG

Asset Quality
Asset Quality
Net Charge-Offs Vs. SE Peers
Net Charge-Offs Vs. SE Peers
Net Charge-Offs / Average Loans (%)
0.23%
0.05%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
Peers
IBKC
Source: Bloomberg and company reports
SE Peers: HBHC, WTNY, UCBI, BXS, TRMK, SFNC, RNST, CADE, OZRK, SBCF, CCBG

Asset Quality
Asset Quality
Loan Loss Reserve Vs. Peers
Loan Loss Reserve Vs. Peers
Loan Loss Reserve / Loans (%)
1.16%
1.08%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
Peers
IBKC
Source: Bloomberg and company reports
SE Peers: HBHC, WTNY, UCBI, BXS, TRMK, SFNC, RNST, CADE, OZRK, SBCF, CCBG

Asset Quality
Asset Quality
Legacy –
Legacy –
Classified Assets
Classified Assets
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Classified Assets - Legacy IBERIABANK
Loss
Doubtful
Substandard
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
Completed Large Loan Review To Assess Current Loan
Completed Large Loan Review To Assess Current Loan
Quality And Reserve Levels In AR, TN & SE LA.
Quality And Reserve Levels In AR, TN & SE LA.
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Remain Very Strong
South Louisiana Credits Remain Very Strong
•
•
Favorable: Classified, 30+ Days, NPAs, Etc.
Favorable: Classified, 30+ Days, NPAs, Etc.
•
•
Recorded A $4.1 Million Negative Loan Loss Provision
Recorded A $4.1 Million Negative Loan Loss Provision
Pulaski Franchise –
Pulaski Franchise –
Mixed Situation
Mixed Situation
•
•
Most Of Loan Portfolio Is In Very Good Shape
Most Of Loan Portfolio Is In Very Good Shape
•
•
Some Construction Portfolio Deterioration
Some Construction Portfolio Deterioration
•
•
Aggressively Addressing Potential Problems
Aggressively Addressing Potential Problems
•
•
Recorded A $2.4 Million Positive Loan Loss Provision
Recorded A $2.4 Million Positive Loan Loss Provision

15 Financial Overview

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
•
•
Loans Up $128mm (+4%)
Loans Up $128mm (+4%)
Commercial +$87mm
Commercial +$87mm
Consumer +$28mm
Consumer +$28mm
Mortgage +$9mm
Mortgage +$9mm
•
•
Deposits Up $23mm (+1%)
Deposits Up $23mm (+1%)
Nonint-Bear +$1mm
Nonint-Bear +$1mm
Int-Bearing +$22mm
Int-Bearing +$22mm
•
•
Loan/Deposits = 96%
Loan/Deposits = 96%
•
•
Equity Up $10mm (+2%)
Equity Up $10mm (+2%)
•
•
Equity/Assets = 10.00%
Equity/Assets = 10.00%
•
•
Tier 1 Leverage = 6.79%
Tier 1 Leverage = 6.79%
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Loans
Deposits
Quarterly Averages Annual Average Balances
-1
20%
17
17 22%
34%
1%
3%
7%
4% 13
16
18%
9%
15
12% 17
11
14%
13
8%
16%
46%
56% 36%
42%
55%
46%

Base Blue Forward
Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income
1% 1% 0% -1% -3% 1% 1%
Economic
Value of
Equity
-6% -2% 0% 1% 0% -- --
Interest Rate Risk
Interest Rate Risk
Interest Rate Simulations
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of September 30, 2007 model, as of September 30, 2007
Slightly Liability Sensitive
Slightly Liability Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing

Financial Overview
Financial Overview
Recent Rate Movements
Recent Rate Movements
Short-Term Interest Daily Rates
3.50%
3.75%
4.00%
4.25%
4.50%
4.75%
5.00%
5.25%
5.50%
5.75%
6.00%
Overnight Repo Rate
LIBOR (3-Mo)
T-Bills (3-Mo)
3-Month
LIBOR
Overnight Repo
3-Month T-
Bill

Financial Overview
Financial Overview
3Q07 Earnings Vs. 3Q07 Forecast
3Q07 Earnings Vs. 3Q07 Forecast
Strong Credit
Strong Credit
Trends In LA
Trends In LA
Resulted In
Resulted In
Negative LLP
Negative LLP
Good S/C Income
Good S/C Income
Commercial Title
Commercial Title
In LA Less
In LA Less
Mtg. Production
Mtg. Production
Softened Late In
Softened Late In
3Q07
3Q07
S&B Less Due To
S&B Less Due To
Savings & Comm.
Savings & Comm.
Other Expense
Other Expense
Higher Than
Higher Than
Forecasted
Forecasted
Actual 1Q07 Actual 2Q07 Actual 3Q07
Forecast
3Q07
Fav/(Unfav)
To Forecast
($ in millions) Actual Actual Actual Mgmt
T/E Net Int Margin 3.13% 3.09% 3.12% 3.12% 0.00%
NII After LLP 27.3 $          31.3 $         33.8 $         31.8 $         2.0 $
Service Charges 4.0 5.0 5.3 5.1 0.2
Title Revenues 2.2 5.8 4.9 5.5 (0.6)
Mortgage Revenues 2.8 4.9 4.8 5.0 (0.2)
Other Income 5.1 6.1 5.3 5.5 (0.1)
Nonint Income 14.2 21.8 20.3 21.1 (0.8)
Salaries & Benefits 17.0 21.2 20.3 20.9 0.6
Occupancy & Equipment 3.9 5.2 5.3 5.4 0.1
Other Expense 8.3 12.6 10.9 9.7 (1.2)
Total NIE 29.3 38.9 36.5 36.0 (0.5)
Income Before Tax 12.1 14.2 17.6 16.9 0.7
Income Tax 3.0 4.1 5.5 5.0 (0.5)
Net Income 9.2 $            10.0 $         12.1 $         11.9 $         0.1 $
Effective Tax Rate 24.5% 29.2% 31.3% 29.5% -1.8%
Merger & Severance 1.3 $            3.1 $           0.2 $           - $               0.2 $
Accounting Changes 0.3 0.2 0.5 0.2 0.3
Pre-Tax Effect 1.6 3.3 0.7 0.2 0.5
Tax Effect (0.6) (1.3) (0.2) (0.1) (0.2)
Net Income Impact 1.1 $            2.0 $           0.5 $           0.1 $           (0.3) $
Adj Net Income 10.2 $          12.1 $         12.5 $         12.1 $
0.5 $
F-D Shares (000s) 12,084 12,914 12,789 12,927 137
F-D EPS - Reported 0.76 $          0.78 $         0.94 $         0.92 $         0.02 $
Adjustments 0.08 $          0.15 $         0.04 $         0.01 $         0.03 $
F-D EPS - Adjusted 0.84 $          0.93 $         0.98 $         0.93 $
0.05 $

Financial Overview
Financial Overview
Profitability -
Profitability -
Quarterly EPS
Quarterly EPS
Non-GAAP Pro Forma Net Income And EPS 4Q 2006 1Q 2007 2Q 2007 3Q 2007
(After-tax; Dollars in thousands)
Net Income As Reported $8,915 $9,155 $10,027 $12,061
Add: Merger-related And Severance Costs 109 873 1,930 151
Add: Impact of FAS 123R and 133 101 193 117 312
Net Income – Guidance Basis $9,125 $10,221 $12,074 $12,524
(After-tax; Per share basis)
Fully Diluted EPS As Reported $0.87 $0.76 $0.78 $0.94
Add: Merger-related And Severance Costs 0.03 0.06 0.14 0.01
Add: Impact of FAS 123R and 133 0.02 0.02 0.01 0.02
EPS – Guidance Basis $0.92 $0.84 $0.93 $0.98
Margin Improvement To 3.12% (+3bps). Margin In
Margin Improvement To 3.12% (+3bps). Margin In
Month Of Sept. 2007 Was 3.16%.
Month Of Sept. 2007 Was 3.16%.
Improved Profitability
Improved Profitability
•
•
NI Of $12.1mm (+20%); Guidance Of $12.5mm (+4%)
NI Of $12.1mm (+20%); Guidance Of $12.5mm (+4%)
•
•
EPS of $0.94 (+21%); Guidance Basis Of $0.98 (+5%)
EPS of $0.94 (+21%); Guidance Basis Of $0.98 (+5%)

Financial Overview
Financial Overview
Forecast Curve Assumption
Forecast Curve Assumption
LIBOR Swap Curve
Changes from 05/31/2007 to 09/30/2007
4.60%
4.80%
5.00%
5.20%
5.40%
5.60%
1 month 3 month 6 month 1 year 2 year 5 year 10 year 30 year
LIBOR 09/30/07 5.19% 5.23% 5.13% 4.90% 4.65% 4.88% 5.21% 5.45%
LIBOR 05/31/07 5.32% 5.36% 5.38% 5.39% 5.34% 5.35% 5.46% 5.61%

Financial Overview
Financial Overview
EPS Index Trend Vs. Peers
EPS Index Trend Vs. Peers
Source: Bloomberg and company reports
SE Peers: HBHC, WTNY, UCBI, BXS, TRMK, SFNC, RNST, CADE, OZRK, SBCF, CCBG
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
IBKC
SE Peers
IBKC
SE Peers
Average Analyst Estimates

Financial Overview
Financial Overview
C&D Lending Trends Vs. Peers
C&D Lending Trends Vs. Peers
Source: SNL Datasource and company reports
SE Peers: HBHC, WTNY, UCBI, BXS, TRMK, SFNC, RNST, CADE, OZRK, SBCF, CCBG
6.8%
3.1%
32.6%
32.7%
18.6%
17.3%
-
5
10
15
20
25
30
35
IBERIABANK Corporation
High Construction SE Peers
Lower Construction SE Peers
IBKC
Lower Construction
SE Peers
High Construction
SE Peers
HBHC, BXS,
TRMK, SFNC,
RNST, CCBG
OZRK, UCBI,
WTNY, SBCF,
CADE

Financial Overview
Financial Overview
EPS Index –
EPS Index –
C&D Focused
C&D Focused
Source: Bloomberg and company reports
SE Peers: HBHC, WTNY, UCBI, BXS, TRMK, SFNC, RNST, CADE, OZRK, SBCF, CCBG
-10%
0%
10%
20%
30%
40%
50%
60%
70%
IBKC
High Construction SE Peers
Lower Construction SE Peers
IBKC
Lower
Construction SE
Peers
High
Construction
SE Peers
Average Analyst Estimates

25 Markets

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
14 Offices
14 Offices
New Orleans
New Orleans
Pan Am
Pan Am
Office
Office
Opened On
Opened On
Sept. 14th
Sept. 14th
3Q07 Loans
3Q07 Loans
Of $67 mm
Of $67 mm
(+101% YTD)
(+101% YTD)
3Q07
3Q07
Deposits Of
Deposits Of
$77 mm
$77 mm
(+65% YTD)
(+65% YTD)
$-
$10
$20
$30
$40
$50
$60
$70
$80
2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Deposits
Loans

Markets –
Markets –
Local Economies
Local Economies
Louisiana Job Markets
Louisiana Job Markets
# of Job
Pre-Katrina Post-Katrina Vacancies
New Orleans 3.7% 12.5% 59,771
Baton Rouge 2.7% 5.4% 22,199
Lafayette 3.0% 7.2% 18,894
Shreveport 2.2% 2.3% 5,397
Houma 2.5% 4.3% 3,962
Lake Charles 3.2% 6.1% 6,895
Monroe 2.0% 2.6% 2,938
Alexandria 2.0% 5.3% 5,706
LA Metro Areas 125,762
Vacancy Rate
Job Vacancies In Louisiana Metro Markets
August July August
2006 2007 2007
United States 4.6% 4.9% 4.6%
Louisiana 4.1% 4.4% 4.1%
LA MSAs:
New Orleans 4.5% 4.4% 4.2%
Baton Rouge 4.0% 4.1% 3.9%
Lafayette 2.9% 3.0% 2.8%
Shreveport 4.1% 5.0% 4.5%
Houma 2.9% 2.8% 2.7%
Lake Charles 3.7% 4.1% 4.0%
Monroe 4.0% 5.1% 4.8%
Alexandria 3.9% 4.4% 4.0%
Iberia Parish 3.4% 3.7% 3.3%
Unemployment Rates In LA Metro Markets
Nearly 60,000 Job Openings In
Nearly 60,000 Job Openings In
New Orleans And Over 3 Times
New Orleans And Over 3 Times
The Pre-Katrina Vacancy Rate
The Pre-Katrina Vacancy Rate
Vacancy Rates Up Across All
Vacancy Rates Up Across All
Louisiana Metropolitan Markets
Louisiana Metropolitan Markets
Strong Unemployment
Strong Unemployment
Figures Throughout
Figures Throughout
Louisiana Metro Markets
Louisiana Metro Markets
Lafayette And Houma
Lafayette And Houma
Particularly Strong
Particularly Strong

Markets –
Markets –
Local Economies
Local Economies
Big Local Economic Influences
Big Local Economic Influences
Katrina/Rita Rebuilding (South Louisiana)
Katrina/Rita Rebuilding (South Louisiana)
•
•
Latest Cost Estimate: $127 Billion
Latest Cost Estimate: $127 Billion
•
•
Average Of $425,000 Per Person
Average Of $425,000 Per Person
Fayetteville Shale Play (10 Counties In Arkansas)
Fayetteville Shale Play (10 Counties In Arkansas)
•
•
Estimated Benefit Over 10-15+ Years
Estimated Benefit Over 10-15+ Years
•
•
2003-05: $158MM Direct; $190MM Total
2003-05: $158MM Direct; $190MM Total
•
•
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
•
•
Estimated: 9,683 Jobs And Add $358MM In Taxes
Estimated: 9,683 Jobs And Add $358MM In Taxes
Cyberspace Command (Shreveport/Bossier City, LA)
Cyberspace Command (Shreveport/Bossier City, LA)
•
•
Current “Provisional HQ”; In The Running For Final
Current “Provisional HQ”; In The Running For Final
•
•
Estimated: 10,000+ Jobs With Avg. Salary = $70,000
Estimated: 10,000+ Jobs With Avg. Salary = $70,000

Markets –
Markets –
Local Economies
Local Economies
Big Economic Influences (Cont.)
Big Economic Influences (Cont.)
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$-
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)
Source: Bloomberg on October 17, 2007 Source: Bloomberg on October 17, 2007

Markets -
Markets -
Housing
Housing
Change In Building Permits
Change In Building Permits
Building Permits - Change 2007 Vs. Peak
New Orleans
333rd
6.7%
Lake Charles
321st
-4.0%
NW Ark
68th
-56.8%
Little Rock
175th
-36.7%
Jonesboro
238th
-27.1%
Baton Rouge
243rd
-26.3%
Lafayette
257th
-23.6%
Monroe
276th
-18.7%
Memphis
279th
-18.0%
-125%
-100%
-75%
-50%
-25%
0%
25%
50%
75%
100%
125%
150%
0 20 40 60 80 100 120 140 160 180 200 220 240 260 280 300 320 340 360 380
MSAs - Rank
Courtesy of FIG Partners; data derived from report dated October Courtesy of FIG Partners; data derived from report dated October 15, 2007 15, 2007

Markets -
Markets -
Housing
Housing
Foreclosures & High-Rate Loans
Foreclosures & High-Rate Loans
High-Rate
State % Change Loans As %
Rank Jul-07 Aug-07 Sep-07 Sep 06-07 Total Loans
United States 693         510         557         99%
Tennessee 12        748         569         654         46% 24%
Arkansas 18        1,196      1,219      929         20% 21%
Louisiana 39        3,484      2,824      3,135      78% 24%
Mississippi 46        7,354      7,534      7,627      105% 28%
Other:
Nevada 1          199 165 185 187% 29%
Florida 2          431         243         248         158% 32%
California 3          333 224 253         246% 24%
Michigan 4          320 288 314         82% 27%
Sources: RealtyTrac WSJ, 10/11/07
# Of Households For Each
Foreclosure (Higher The
Better)
Foreclosure Trends In Our States Are More Favorable
Foreclosure Trends In Our States Are More Favorable

32 Markets - Markets - Housing Housing Local – Local – NW AR Sales & Inventory NW AR Sales & Inventory

33 Markets - Markets - Housing Housing Local – Local – NW AR Residential Lots NW AR Residential Lots Nearly 6-Year Nearly 6-Year Supply Of Lots In Supply Of Lots In NW Arkansas NW Arkansas

Markets -
Markets -
Housing
Housing
Local –
Local –
New Orleans & Memphis
New Orleans & Memphis
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
New Orleans
Memphis
Home
Home
Inventories In
Inventories In
New Orleans
New Orleans
And Memphis
And Memphis
Rising
Rising
Some
Some
Softness In
Softness In
These
These
Markets
Markets
Source: HousingTracker.net

Markets -
Markets -
Housing
Housing
Local –
Local –
Lafayette Home Inventory
Lafayette Home Inventory
Acadiana
Acadiana
Housing
Housing
Inventory
Inventory
Edged Up
Edged Up
Slightly In
Slightly In
September
September
2007
2007
Despite
Despite
Slightly
Slightly
Higher
Higher
Inventories,
Inventories,
Figures
Figures
Remain
Remain
Less Than
Less Than
One-Half
One-Half
National
National
Average
Average
2.8
3.7
5.7
6.3
3.7
4.5
4.5
5.4
9.4
9.8
4.7
5.6
-
1
2
3
4
5
6
7
8
9
10
Lafayette-
Resales
Lafayette-
New
Construction
Lafayette-All
Properties
Iberia Parish St. Landry
Parish
All Acadiana
Parishes
Months Supply Residential Homes (June & September 2007)
Jun-07
Sep-07
Source: Van Eaton & Romero, The Acadiana Residential Real Estate Market

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers